SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)      February 14, 2001
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                          ALAMOSA (DELAWARE), INC.
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             (Exact Name of Registrant as Specified in Charter)



     Delaware                            5-58523               75-2843707
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(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
    OF INCORPORATION)                                       IDENTIFICATION NO.)


                   5225 S. Loop 289, Lubbock, Texas    79424
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            (Address of Principal Executive Offices) (Zip Code)


(Registrant's Telephone Number, Including Area Code)   (806) 722-1100
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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Alamosa Holdings, Inc., a Delaware corporation (the "Company") announced on February 14, 2001 that it had completed the acquisitions of Roberts Wireless Communications, L.L.C. ("Roberts"), a Missouri limited liability company and Washington Oregon Wireless, LLC ("WOW"), an Oregon limited liability company and the related reorganization. The Company's press release announcing the consummation of the Roberts and WOW acquisitions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(a)     Financial Statement of Business Acquired1

(b)     Pro Forma Financial Information1

(c)     Exhibits

               2.1 Amended and Restated Agreement and Plan of Reorganization, dated December 14, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, Inc., and Alamosa Sub I, Inc., (incorporated by reference to Exhibit 2.1 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).

               2.2 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Roberts Wireless Communications, L.L.C. and the members of Roberts Wireless Communications L.L.C., (incorporated by reference to Exhibit
                             2.2 to Alamosa Holdings, Inc.'s Registration
                             Statement on Form S-4, filed January 12,
                             2001).

               2.3 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Washington Oregon Wireless, LLC, certain members of Washington Oregon Wireless, LLC and WOW Holdings, LLC, (incorporated by reference to Exhibit 2.3 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).

               99.1          Press Release issued by Alamosa Holdings, Inc.
                             on February 14, 2001.

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1       The Registrant will file the required financial statements with respect to the acquisition under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.



                                 SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: February 27, 2001

                                         ALAMOSA (DELAWARE), INC.


                                         By: /s/ Kendall W. Cowan
                                             ------------------------------
                                             Name:  Kendall W. Cowan
                                             Title: Chief Financial Officer



                               EXHIBIT INDEX

        Exhibit Number       Description

               2.1 Amended and Restated Agreement and Plan of Reorganization, dated December 14, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa (Delaware), Inc., Alamosa Holdings, Inc., and Alamosa Sub I, Inc., (incorporated by reference to Exhibit 2.1 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).

               2.2 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Roberts Wireless Communications, L.L.C. and the members of Roberts Wireless Communications L.L.C., (incorporated by reference to Exhibit
                             2.2 to Alamosa Holdings, Inc.'s Registration
                             Statement on Form S-4, filed January 12,
                             2001).

               2.3 Amended and Restated Agreement and Plan of Reorganization, dated July 31, 2000, by and among Alamosa PCS Holdings, Inc., Alamosa Holdings, Inc., Alamosa Sub I, Inc. and Washington Oregon Wireless, LLC, certain members of Washington Oregon Wireless, LLC and WOW Holdings, LLC, (incorporated by reference to Exhibit 2.3 to Alamosa Holdings, Inc.'s Registration Statement on Form S-4, filed January 12, 2001).

               99.1          Press Release issued by Alamosa Holdings, Inc.
                             on February 14, 2001